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                                                                   EXHIBIT 10.39



                            BROCADE/HP CONFIDENTIAL
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                                    AMENDMENT
                                       TO
                             OEM PURCHASE AGREEMENT
                                     BETWEEN
                             HEWLETT-PACKARD COMPANY
                                       AND
                      BROCADE COMMUNICATIONS SYSTEMS, INC.


This document (the "Amendment") is an amendment to the OEM Purchase Agreement (the "Agreement") with an effective date of January 28, 2000, by and between Brocade Communications Systems, Inc. ("Supplier") and Hewlett-Packard Company ("HP"). If there are any inconsistencies or conflicts between the terms and conditions of the Agreement and this Amendment, the terms and conditions of this Amendment shall govern and prevail.

This Amendment entered into on April 20, 2001, is intended to further document the mutual understandings and promises between both parties.

Supplier and HP hereby agree to amend the Agreement as follows:

OEM Product Software Pricing. All software products listed in this Amendment shall be included in the Agreement as listed and referenced as both OEM Products and Software in Exhibit (A) therein. Subject to the terms and conditions of the Agreement, [*] made available by Supplier to HP are as set forth in this Amendment. All prices listed below are in United States Dollars (USD) and are for [*] OEM Product units only. All OEM Product pricing herein is subject to all nonconflicting terms and conditions of the Agreement and more particularly those of Exhibit (C) therein.

New Silkworm 2400 / [*]-[*]. All new Orders for Supplier's 2400 and [*] OEM Products submitted to Supplier by HP on or after the Effective Date of this Amendment will [*] as [*] under the applicable [*] set forth below, with such [*] to be provided by Supplier to HP as a [*] and [*] with each Silkworm
2400 and [*] OEM Product unit ordered by HP. HP may also purchase, [*], additional [*] as may be required to upgrade existing Silkworm 2400 or [*] customer OEM Product units at the applicable [*] listed below.

No Distribution Obligation. Notwithstanding anything to the contrary herein, [*]



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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                             BROCADE/HP CONFIDENTIAL
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orders is expressly subject to the provisions of Section 13.1 (Marketing and
Distribution) of the Agreement.

Installed Base Software Licenses. Upon the Effective Date of this Amendment, Supplier will promptly provide to HP, [*], all paper-printed [*] necessary to enable the [*] for [*], and [*] Software in a quantity equal to [*] of combined Silkworm 2400 and Silkworm [*] OEM product units that [*] or [*] be [*] by HP without [*] Software [*] and [*], whether such units are distributed [*] the Effective Date of this Amendment.

All Other Software License Fees. For the Term of this Agreement and any extension(s) thereof, Supplier will provide to HP [*] all [*] releases and upgrades of: [*] and upgrades (up to but not including version [*]); [*] Software; [*] Software; and [*] Software for use in conjunction with OEM products provided by Supplier. [*] Software will be released to HP at [*] upon [*] of such Software by Supplier for the Silkworm 2400 and [*] OEM Products. Supplier shall provide such copies and/or all required digital license keys of the Software listed in this Section [*] and [*] as necessary [*] HP's [*] distribution of Silkworm 2400 and [*] OEM Products.

Security Software. If or when this Software product is offered to any of [*], Supplier will [*] to HP at [*].

Internal-use Copies. [*] shall be due for copies of the Software used by HP for [*]

Software Delivery. All Software provided by Supplier under this Agreement shall be offered to HP [*]

Brocade [*] OEM Products and [*].

HP PART DESCRIPTION: [HP private-label name here]

SUPPLIER MODEL NO. / DESCRIPTION: [*]


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HP per-license fee:                         [*]
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*    CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
     THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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                            BROCADE / HP CONFIDENTIAL
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Except as expressly set forth herein, the Agreement and each and every provision thereof shall continue in full force and effect.

IN WITNESS WHEREOF, the parties have caused this instrument to be executed by their duly authorized representatives on the dates indicated below.



BROCADE COMMUNICATIONS SYSTEMS,              HEWLETT-PACKARD COMPANY
INC.


By: /s/ Charles Smith                        By: /s/ Don Kleinschnitz
   --------------------------------             --------------------------------
Name: Charles Smith                          Name: Don Kleinschnitz
     ------------------------------               ------------------------------
Title: Vice President, Sales                 Title: GM SNS
      -----------------------------                -----------------------------
Date: April 26, 2001                         Date: 5-22-01
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